POWER OF ATTORNEY

I, the undersigned Treasurer and Principal Financial and Accounting Officer of the registered investment companies listed on Schedule A attached hereto (each, a “Fund”), hereby severally constitute and appoint each of Peter G. Strelow, Youse Guia, Eric D. Johnson, Ryan G. Leshaw, Joshua D. Ratner and David C. Sullivan, and each of them singly, with full powers of substitution and resubstitution, my true and lawful attorney, with full power to him to sign for me, and in my name and in the capacity indicated below, any Registration Statement of any Fund on Form N-1A, Form N-2 or Form N-14, all Pre-Effective Amendments to any such Registration Statement of such Fund, any and all subsequent Post-Effective Amendments to such Registration Statement, including, without limitation, pursuant to Rule 462(d), any and all supplements or other instruments in connection therewith, and any subsequent Registration Statements for the same offering which may be filed under Rule 462(b), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, the securities regulators of the appropriate states and territories and any other regulatory authority having jurisdiction over the issuance of rights and the offer and sale of shares of beneficial interest of the Fund, any and all agreements, filings, documents, registrations, notices, and other instruments required or permitted to be filed pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended (the “1940 Act”), the Investment Advisers Act of 1940, as amended, the Commodities Exchange Act, as amended, the Federal Securities Laws (as that term is defined in Rule 38a-1 under the 1940 Act), and the rules thereunder, and/or any rules or regulations passed or adopted by the New York Stock Exchange or any other exchange on which a Fund’s shares trade (an “Exchange”), the National Futures Association (“NFA”), the Financial Industry Regulatory Authority (“FINRA”), and/or any other self-regulatory organization (each, an “SRO”) to whose authority a Fund is subject, and any and all agreements, filings, documents, registrations, notices, and other instruments required or permitted to be filed to comply with the statutes, rules, regulations or law of any state or jurisdiction, including those required to qualify to do business in any such state or jurisdiction (collectively, the “Securities and Commodities Laws”), and to file the same, with all exhibits thereto, and other agreements, documents and other instruments in connection therewith, with the appropriate regulatory body including, but not limited to, the Securities and Exchange Commission, the Commodity Futures Trading Commission, an Exchange, the NFA, FINRA, and any SRO, and/or the securities regulators or other agency or regulatory body of the appropriate states and territories, and generally to do all such things in my name and on my behalf in connection therewith as such attorney deems necessary or appropriate to comply with the Securities and Commodities Laws and all related requirements, granting unto such attorney full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that such attorney lawfully could do or cause to be done by virtue hereof.

Name	Capacity	Date
/s/ William G. Galipeau	Treasurer (Principal Financial and Accounting Officer)	December 14, 2016
William G. Galipeau

SCHEDULE A

FUND NAME AND SYMBOL

1.	PCM FUND, INC.	PCM
2.	PIMCO CALIFORNIA MUNICIPAL INCOME FUND	PCQ
3.	PIMCO CALIFORNIA MUNICIPAL INCOME FUND II	PCK
4.	PIMCO CALIFORNIA MUNICIPAL INCOME FUND III	PZC
5.	PIMCO CORPORATE & INCOME STRATEGY FUND	PCN
6.	PIMCO CORPORATE & INCOME OPPORTUNITY FUND	PTY
7.	PIMCO DYNAMIC CREDIT AND MORTGAGE INCOME FUND	PCI
8.	PIMCO DYNAMIC INCOME FUND	PDI
9.	PIMCO INCOME STRATEGY FUND	PFL
10.	PIMCO INCOME STRATEGY FUND II	PFN
11.	PIMCO GLOBAL STOCKSPLUS & INCOME FUND	PGP
12.	PIMCO HIGH INCOME FUND	PHK
13.	PIMCO INCOME OPPORTUNITY FUND	PKO
14.	PIMCO MUNICIPAL INCOME FUND	PMF
15.	PIMCO MUNICIPAL INCOME FUND II	PML
16.	PIMCO MUNICIPAL INCOME FUND III	PMX
17.	PIMCO NEW YORK MUNICIPAL INCOME FUND	PNF
18.	PIMCO NEW YORK MUNICIPAL INCOME FUND II	PNI
19.	PIMCO NEW YORK MUNICIPAL INCOME FUND III	PYN
20.	PIMCO STRATEGIC INCOME FUND, INC.	RCS
21.	PIMCO MANAGED ACCOUNTS TRUST

	Fixed Income Shares: Series M	FXIMX
	Fixed Income Shares: Series C	FXICX
	Fixed Income Shares: Series R	FXIRX
	Fixed Income Shares: Series TE	FXIEX
	Fixed Income Shares: Series LD	FXIDX
22.	PIMCO FLEXIBLE CREDIT INCOME FUND	PFCIX

POWER OF ATTORNEY

I, the undersigned President and Principal Executive Officer of the registered investment companies listed on Schedule A attached hereto (each, a “Fund”), hereby severally constitute and appoint each of William G. Galipeau, Youse Guia, Eric D. Johnson, Ryan G. Leshaw, Joshua D. Ratner and David C. Sullivan, and each of them singly, with full powers of substitution and resubstitution, my true and lawful attorney, with full power to him to sign for me, and in my name and in the capacity indicated below, any Registration Statement of any Fund on Form N-1A, Form N-2 or Form N-14, all Pre-Effective Amendments to any such Registration Statement of such Fund, any and all subsequent Post-Effective Amendments to such Registration Statement, including, without limitation, pursuant to Rule 462(d), any and all supplements or other instruments in connection therewith, and any subsequent Registration Statements for the same offering which may be filed under Rule 462(b), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, the securities regulators of the appropriate states and territories and any other regulatory authority having jurisdiction over the issuance of rights and the offer and sale of shares of beneficial interest of the Fund, any and all agreements, filings, documents, registrations, notices, and other instruments required or permitted to be filed pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended (the “1940 Act”), the Investment Advisers Act of 1940, as amended, the Commodities Exchange Act, as amended, the Federal Securities Laws (as that term is defined in Rule 38a-1 under the 1940 Act), and the rules thereunder, and/or any rules or regulations passed or adopted by the New York Stock Exchange or any other exchange on which a Fund’s shares trade (an “Exchange”), the National Futures Association (“NFA”), the Financial Industry Regulatory Authority (“FINRA”), and/or any other self-regulatory organization (each, an “SRO”) to whose authority a Fund is subject, and any and all agreements, filings, documents, registrations, notices, and other instruments required or permitted to be filed to comply with the statutes, rules, regulations or law of any state or jurisdiction, including those required to qualify to do business in any such state or jurisdiction (collectively, the “Securities and Commodities Laws”), and to file the same, with all exhibits thereto, and other agreements, documents and other instruments in connection therewith, with the appropriate regulatory body including, but not limited to, the Securities and Exchange Commission, the Commodity Futures Trading Commission, an Exchange, the NFA, FINRA, and any SRO, and/or the securities regulators or other agency or regulatory body of the appropriate states and territories, and generally to do all such things in my name and on my behalf in connection therewith as such attorney deems necessary or appropriate to comply with the Securities and Commodities Laws and all related requirements, granting unto such attorney full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that such attorney lawfully could do or cause to be done by virtue hereof.

Name	Capacity	Date
/s/ Peter G. Strelow	President (Principal Executive Officer)	December 14, 2016
Peter G. Strelow

SCHEDULE A

FUND NAME AND SYMBOL

1.	PCM FUND, INC.	PCM
2.	PIMCO CALIFORNIA MUNICIPAL INCOME FUND	PCQ
3.	PIMCO CALIFORNIA MUNICIPAL INCOME FUND II	PCK
4.	PIMCO CALIFORNIA MUNICIPAL INCOME FUND III	PZC
5.	PIMCO CORPORATE & INCOME STRATEGY FUND	PCN
6.	PIMCO CORPORATE & INCOME OPPORTUNITY FUND	PTY
7.	PIMCO DYNAMIC CREDIT AND MORTGAGE INCOME FUND	PCI
8.	PIMCO DYNAMIC INCOME FUND	PDI
9.	PIMCO INCOME STRATEGY FUND	PFL
10.	PIMCO INCOME STRATEGY FUND II	PFN
11.	PIMCO GLOBAL STOCKSPLUS & INCOME FUND	PGP
12.	PIMCO HIGH INCOME FUND	PHK
13.	PIMCO INCOME OPPORTUNITY FUND	PKO
14.	PIMCO MUNICIPAL INCOME FUND	PMF
15.	PIMCO MUNICIPAL INCOME FUND II	PML
16.	PIMCO MUNICIPAL INCOME FUND III	PMX
17.	PIMCO NEW YORK MUNICIPAL INCOME FUND	PNF
18.	PIMCO NEW YORK MUNICIPAL INCOME FUND II	PNI
19.	PIMCO NEW YORK MUNICIPAL INCOME FUND III	PYN
20.	PIMCO STRATEGIC INCOME FUND, INC.	RCS
21.	PIMCO MANAGED ACCOUNTS TRUST

	Fixed Income Shares: Series M	FXIMX
	Fixed Income Shares: Series C	FXICX
	Fixed Income Shares: Series R	FXIRX
	Fixed Income Shares: Series TE	FXIEX
	Fixed Income Shares: Series LD	FXIDX
22.	PIMCO FLEXIBLE CREDIT INCOME FUND	PFCIX

POWER OF ATTORNEY

We, the undersigned Trustees/Directors of the registered investment companies listed on Schedule A attached hereto (each, a “Fund”), hereby severally constitute and appoint each of Peter G. Strelow, William G. Galipeau, Youse Guia, Eric D. Johnson, Ryan G. Leshaw, Joshua D. Ratner and David C. Sullivan, and each of them singly, with full powers of substitution and resubstitution, our true and lawful attorney, with full power to him to sign for us, and in our names and in the capacities indicated below, any Registration Statement of any Fund on Form N-1A, Form N-2 or Form N-14, all Pre-Effective Amendments to any such Registration Statement of such Fund, including, without limitation, pursuant to Rule 462(d), any and all subsequent Post-Effective Amendments to such Registration Statement, any and all supplements or other instruments in connection therewith, and any subsequent Registration Statements for the same offering which may be filed under Rule 462(b), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, the securities regulators of the appropriate states and territories and any other regulatory authority having jurisdiction over the issuance of rights and the offer and sale of shares of beneficial interest of the Fund, any and all agreements, filings, documents, registrations, notices, and other instruments required or permitted to be filed pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended (the “1940 Act”), the Investment Advisers Act of 1940, as amended, the Commodities Exchange Act, as amended, the Federal Securities Laws (as that term is defined in Rule 38a-1 under the 1940 Act), and the rules thereunder, and/or any rules or regulations passed or adopted by the New York Stock Exchange or any other exchange on which a Fund’s shares trade (an “Exchange”), the National Futures Association (“NFA”), the Financial Industry Regulatory Authority (“FINRA”), and/or any other self-regulatory organization (each, an “SRO”) to whose authority a Fund is subject, and any and all agreements, filings, documents, registrations, notices, and other instruments required or permitted to be filed to comply with the statutes, rules, regulations or law of any state or jurisdiction, including those required to qualify to do business in any such state or jurisdiction (collectively, the “Securities and Commodities Laws”), and to file the same, with all exhibits thereto, and other agreements, documents and other instruments in connection therewith, with the appropriate regulatory body including, but not limited to, the Securities and Exchange Commission, the Commodity Futures Trading Commission, an Exchange, the NFA, FINRA, and any SRO, and/or the securities regulators or other agency or regulatory body of the appropriate states and territories, and generally to do all such things in our names and on our behalves in connection therewith as such attorney deems necessary or appropriate to comply with the Securities and Commodities Laws and all related requirements, granting unto such attorney full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith, as fully to all intents and purposes as any of us might or could do in person, hereby ratifying and confirming all that such attorney lawfully could do or cause to be done by virtue hereof.

Name	Capacity	Date

/s/ Deborah A. DeCotis	Trustee/Director	December 22, 2016
Deborah A. DeCotis

/s/ Bradford K. Gallagher	Trustee/Director	December 22, 2016
Bradford K. Gallagher

/s/ James A. Jacobson	Trustee/Director	December 22, 2016
James A. Jacobson

/s/ Hans W. Kertess	Trustee/Director	December 22, 2016
Hans W. Kertess

/s/ John C. Maney	Trustee/Director	December 22, 2016
John C. Maney

/s/ William B. Ogden, IV	Trustee/Director	December 22, 2016
William B. Ogden, IV

/s/ Alan Rappaport	Trustee/Director	December 22, 2016
Alan Rappaport

/s/ Craig A. Dawson	Trustee/Director	December 22, 2016
Craig A. Dawson

SCHEDULE A

FUND NAME AND SYMBOL

1.	PCM FUND, INC.	PCM
2.	PIMCO CALIFORNIA MUNICIPAL INCOME FUND	PCQ
3.	PIMCO CALIFORNIA MUNICIPAL INCOME FUND II	PCK
4.	PIMCO CALIFORNIA MUNICIPAL INCOME FUND III	PZC
5.	PIMCO CORPORATE & INCOME STRATEGY FUND	PCN
6.	PIMCO CORPORATE & INCOME OPPORTUNITY FUND	PTY
7.	PIMCO DYNAMIC CREDIT AND MORTGAGE INCOME FUND	PCI
8.	PIMCO DYNAMIC INCOME FUND	PDI
9.	PIMCO INCOME STRATEGY FUND	PFL
10.	PIMCO INCOME STRATEGY FUND II	PFN
11.	PIMCO GLOBAL STOCKSPLUS & INCOME FUND	PGP
12.	PIMCO HIGH INCOME FUND	PHK
13.	PIMCO INCOME OPPORTUNITY FUND	PKO
14.	PIMCO MUNICIPAL INCOME FUND	PMF
15.	PIMCO MUNICIPAL INCOME FUND II	PML
16.	PIMCO MUNICIPAL INCOME FUND III	PMX
17.	PIMCO NEW YORK MUNICIPAL INCOME FUND	PNF
18.	PIMCO NEW YORK MUNICIPAL INCOME FUND II	PNI
19.	PIMCO NEW YORK MUNICIPAL INCOME FUND III	PYN
20.	PIMCO STRATEGIC INCOME FUND, INC.	RCS
21.	PIMCO MANAGED ACCOUNTS TRUST

	Fixed Income Shares: Series M	FXIMX
	Fixed Income Shares: Series C	FXICX
	Fixed Income Shares: Series R	FXIRX
	Fixed Income Shares: Series TE	FXIEX
	Fixed Income Shares: Series LD	FXIDX
22.	PIMCO FLEXIBLE CREDIT INCOME FUND	PFCIX